                                                                    Exhibit 99.1

                                                                            NEWS

                          [VERITAS LETTERHEAD]

FOR IMMEDIATE RELEASE

                VERITAS SOFTWARE REPORTS SECOND QUARTER RESULTS;
                      REVENUE $365 MILLION FOR THE QUARTER

                      Pro forma Earnings Per Share at $0.14

MOUNTAIN VIEW, CALIF. -- JULY 16, 2002 -- VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for its second quarter ended June 30, 2002. The Company achieved second quarter revenue of $365 million, compared to revenue of $370 million for the quarter ended March 31, 2002. Diluted pro forma net income per share for the second quarter was $0.14, compared to $0.16 for the prior quarter.

On an as-reported basis, including non-cash charges for purchase accounting adjustments of $35 million and losses on strategic investments of $15 million, the Company reported net income for the quarter ended June 30, 2002 of $26 million, or $0.06 per share, diluted. As a consequence of adopting the Statement of Financial Accounting Standards 142 as of January 1, 2002, the non-cash charges related to amortization of goodwill and other intangibles decreased $204 million in the quarter ended June 30, 2002 as compared to the quarter ended June 30, 2001.

"Our second quarter performance reflects VERITAS Software's competitive strength and resilience as we deliver solid revenue and earnings results, focus on execution, and continue to play a leadership role in the storage market," said Gary Bloom, chairman, president and CEO, VERITAS Software. "While we continue to position the Company to emerge stronger as the economic uncertainty eases and IT spending improves, we remain cautious in our near-term outlook. Our expectations are for third quarter revenue to be in the range of $350-$370 million and pro forma earnings per share to be in the range of $0.11-$0.13, based on an operating margin of 21%-23%. For the fourth quarter, we expect some seasonal improvement resulting in modest revenue growth from the third quarter and similar operating margins."

"In addition to our market leadership, we are also very pleased with the strength of our balance sheet," said Ken Lonchar, executive vice president and chief financial officer, VERITAS Software. "In the second quarter, we generated $146 million in cash from operating activities, increasing our cash and short-term investment balance to a record $2 billion."

                                     -more-

During the quarter, the company announced the following initiatives that further position the company as the leading storage software supplier and leverages VERITAS Software's unique position as a pure-play storage software provider:

    - VERITAS Adaptive Software Architecture, a new cross-platform software and services model that significantly improves IT responsiveness to changes in business and technology and leverages the deep partnerships that help provide heterogeneous support to a broad range of applications and devices.

    - VERITAS Powered and VERITAS Enabled programs. VERITAS Powered is a strategic initiative to extend VERITAS Software's storage intelligence to next-generation storage networking hardware platforms by drawing on our deeply rooted industry partnerships. The VERITAS Enabled program is an industry-wide partner program designed to simplify the management of complex, multi-platform and multi-vendor storage environments through cooperative support, deep technology integration and a commitment to standards. Thirty-eight partners, including every major storage vendor, have joined the VERITAS Enabled program.

    - VERITAS' storage management software suite is now available on IBM AIX(R), with full support for IBM AIX 5L. This gives VERITAS the broadest platform support in the industry, offering standard storage software across all major open operating system platforms, including Solaris, HP-UX, Linux, Windows and AIX

The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments and other non-recurring items. The purchase accounting adjustments include amortization of developed technology, amortization of goodwill and other intangibles, and related adjustments for income tax provisions. These pro forma statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

The Company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review second quarter results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5581. A live web cast will also be available at www.veritas.com. In addition, a telephonic replay will be available on Tuesday, July 16 at 4:00 pm, Pacific Time through July 23, 2002, 10:00 pm, Pacific Time, by dialing 719-457-0820, replay code: 582965.


                                     -more-

ABOUT VERITAS SOFTWARE

With 5,700 employees in 36 countries and revenue of $1.5 billion in 2001, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability and disaster recovery software to 86 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax:
650-527-8050, e-mail: vx-sales@veritas.com, Web site: www.veritas.com.

This press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. For example, the quotations from Company officers and statements regarding the Company's projections of revenue, pro forma earnings per share and operating margins for the quarter ending September 30, 2002; the Company's expectation of achieving modest revenue growth and sustained operating margins for the quarter ending December 31, 2002; and the Company's ability to emerge stronger upon the easing of economic uncertainty and improvements in IT spending, to outperform the software sector given the Company's leadership position in certain storage software markets and to successfully complete key initiatives regarding the Company's Adaptive Software Architecture, VERITAS Powered and VERITAS Enabled programs and VERITAS product line for the IBM AIX processors include forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties, including the risk that a continuing or worsening decline in economic conditions generally and in IT spending specifically might reduce customer demand for our products; the risk that our newer products and services will not gain or maintain market acceptance domestically or internationally; the risk that we may lose market share to existing or new competitors, or that competitive pressures may reduce our revenues or increase our costs; the risk that we may not be able to manage our expenses adequately in response to changing market conditions; the risk that we may not be able to successfully manage our business and achieve our expected results; and the risk that anticipated customer investments in disaster recovery products will not occur or will not result in increased demand for our products. These and other factors could cause the actual results we achieve to differ materially from what is projected in the forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

# # #

INVESTOR CONTACT:

Renee Budig, Vice President, Investor Relations, VERITAS Software
(650) 527-4047, Renee.budig@veritas.com

PRESS CONTACT:

Julia Glenister, Senior Director, Corporate Communications, VERITAS Software
(650) 527-3826, Julia.glenister@veritas.com

Jean Kondo, Senior Manager Corporate Communications, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

Copyright (C) 2002 VERITAS Software Corporation. All Rights Reserved. VERITAS, VERITAS SOFTWARE, the VERITAS logo, and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation in the USA and/or other countries. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.

                         -Financial Statements Attached-

VERITAS Software Q2'02 Earnings Release
Page 4 of 6

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                   THREE MONTHS ENDED         SIX MONTHS ENDED
                                                        JUNE 30,                  JUNE 30,
                                                 ----------------------    ----------------------
                                                    2002        2001         2002         2001
                                                 ---------    ---------    ---------    ---------
NET REVENUE:
  User license fees                              $ 241,876    $ 293,680    $ 501,587    $ 602,697
  Services                                         122,814       96,543      233,552      174,967
                                                 ---------    ---------    ---------    ---------
     TOTAL NET REVENUE                             364,690      390,223      735,139      777,664

COST OF REVENUE:
  User license fees                                  8,778        9,711       17,972       20,379
  Services                                          44,852       34,361       86,007       66,031
                                                 ---------    ---------    ---------    ---------
     TOTAL COST OF REVENUE                          53,630       44,072      103,979       86,410
                                                 ---------    ---------    ---------    ---------
GROSS PROFIT                                       311,060      346,151      631,160      691,254

OPERATING EXPENSES:
  Selling and marketing                            126,731      145,716      253,694      288,521
  Research and development                          67,701       59,881      132,885      116,106
  General and administrative                        34,612       28,486       67,725       54,390
                                                 ---------    ---------    ---------    ---------
     TOTAL OPERATING EXPENSES                      229,044      234,083      454,304      459,017
                                                 ---------    ---------    ---------    ---------
Income from operations                              82,016      112,068      176,856      232,237
Interest and other income, net                      13,708       17,212       26,861       35,840
Interest expense                                    (7,462)      (7,325)     (15,383)     (14,295)
                                                 ---------    ---------    ---------    ---------
Income before income taxes                          88,262      121,955      188,334      253,782
Provision for income taxes                          30,009       41,465       64,034       86,286
                                                 ---------    ---------    ---------    ---------
PRO FORMA NET INCOME                             $  58,253    $  80,490    $ 124,300    $ 167,496
                                                 =========    =========    =========    =========
PRO FORMA NET INCOME PER SHARE - BASIC           $    0.14    $    0.20    $    0.30    $    0.42
                                                 =========    =========    =========    =========
PRO FORMA NET INCOME PER SHARE - DILUTED         $    0.14    $    0.19    $    0.29    $    0.40
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - BASIC       409,465      398,017      407,776      396,432
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     418,719      420,919      426,984      420,442
                                                 =========    =========    =========    =========


The pro forma statements of operations are intended to present the Company's operating results excluding special items and related adjustments on provisions for income taxes. These pro forma statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

For the periods presented above, special items include purchase accounting adjustments and the loss on strategic investments. Purchase accounting adjustments include amortization of developed technology, amortization of other intangibles and amortization of goodwill. The pro forma statements of operations are prepared using an income tax rate of 34%.

For the periods presented above, the 5.25% convertible subordinated notes were dilutive to the pro forma net income per share for the six months ended June 30, 2002 only. For the six months ended June 30, 2002, the shares used in per share calculation - diluted include 6,695 potential common shares issuable upon conversion of the 5.25% convertible subordinated notes.

A reconciliation of the Company's pro forma net income to its net income (loss) under generally accepted accounting principles is presented below:

PRO FORMA NET INCOME                          $ 58,253    $  80,490    $ 124,300    $ 167,496

SPECIAL ITEMS:
  Amortization of developed technology         (16,903)     (15,713)     (33,806)     (31,504)
  Amortization of other intangibles            (18,016)     (18,124)     (36,032)     (36,170)
  Amortization of goodwill                          --     (203,619)          --     (406,799)
  Loss on strategic investments                (14,802)          --      (14,802)          --
  Adjustments on provision for income taxes     17,514       27,990       30,852       21,902
                                              --------    ---------    ---------    ---------
NET INCOME (LOSS)                             $ 26,046    $(128,976)   $  70,512    $(285,075)
                                              ========    =========    =========    =========

VERITAS Software Q2'02 Earnings Release
Page 5 of 6

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED          SIX MONTHS ENDED
                                                       JUNE 30,                    JUNE 30,
                                                -----------------------    ----------------------
                                                   2002         2001         2002         2001
                                                 ---------    ---------    ---------    ---------
NET REVENUE:
  User license fees                              $ 241,876    $ 293,680    $ 501,587    $ 602,697
  Services                                         122,814       96,543      233,552      174,967
                                                 ---------    ---------    ---------    ---------
     TOTAL NET REVENUE                             364,690      390,223      735,139      777,664

COST OF REVENUE:
  User license fees                                  8,778        9,711       17,972       20,379
  Services                                          44,852       34,361       86,007       66,031
  Amortization of developed technology              16,903       15,713       33,806       31,504
                                                 ---------    ---------    ---------    ---------
     TOTAL COST OF REVENUE                          70,533       59,785      137,785      117,914
                                                 ---------    ---------    ---------    ---------
GROSS PROFIT                                       294,157      330,438      597,354      659,750

OPERATING EXPENSES:
  Selling and marketing                            126,731      145,716      253,694      288,521
  Research and development                          67,701       59,881      132,885      116,106
  General and administrative                        34,612       28,486       67,725       54,390
  Amortization of other intangibles                 18,016       18,124       36,032       36,170
  Amortization of goodwill                              --      203,619           --      406,799
                                                 ---------    ---------    ---------    ---------
     TOTAL OPERATING EXPENSES                      247,060      455,826      490,336      901,986
                                                 ---------    ---------    ---------    ---------
Income (loss) from operations                       47,097     (125,388)     107,018     (242,236)
Interest and other income, net                      13,708       17,212       26,861       35,840
Interest expense                                    (7,462)      (7,325)     (15,383)     (14,295)
Loss on strategic investments                      (14,802)          --      (14,802)          --
                                                 ---------    ---------    ---------    ---------
Income (loss) before income taxes                   38,541     (115,501)     103,694     (220,691)
Provision for income taxes                          12,495       13,475       33,182       64,384
                                                 ---------    ---------    ---------    ---------
NET INCOME (LOSS)                                $  26,046    $(128,976)   $  70,512    $(285,075)
                                                 =========    =========    =========    =========
NET INCOME (LOSS) PER SHARE - BASIC              $    0.06    $   (0.32)   $    0.17    $   (0.72)
                                                 =========    =========    =========    =========
NET INCOME (LOSS) PER SHARE - DILUTED            $    0.06    $   (0.32)   $    0.17    $   (0.72)
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - BASIC       409,465      398,017      407,776      396,432
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     418,719      398,017      420,289      396,432
                                                 =========    =========    =========    =========


VERITAS Software Q2'02 Earnings Release
Page 6 of 6

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                   JUNE 30,    DECEMBER 31,
                                                     2002          2001
                                                  ----------   ------------
                                                        (UNAUDITED)
                                     ASSETS
CURRENT ASSETS:
  Cash and short-term investments                 $2,035,505   $1,694,860
  Accounts receivable, net                           137,436      176,635
  Deferred income taxes                              123,481      124,527
  Other current assets                                68,067       66,466
                                                  ----------   ----------
     TOTAL CURRENT ASSETS                          2,364,489    2,062,488

Property and equipment                               227,737      225,763
Other intangibles, net                               137,172      209,722
Goodwill, net                                      1,202,814    1,202,814
Other non-current assets                              30,583       52,451
Deferred income taxes                                 71,685       45,375
                                                  ----------   ----------
     TOTAL ASSETS                                 $4,034,480   $3,798,613
                                                  ==========   ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                $   46,475   $   32,244
  Accrued compensation and benefits                   81,925       89,637
  Accrued acquisition and restructuring costs         11,595       12,093
  Other accrued liabilities                           81,274       80,833
  Income taxes payable                                98,290       63,735
  Deferred revenue                                   275,666      239,110
                                                  ----------   ----------
     TOTAL CURRENT LIABILITIES                       595,225      517,652

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                     451,849      444,408
  Deferred and other income taxes                    113,100      113,100
                                                  ----------   ----------
     TOTAL NON-CURRENT LIABILITIES                   564,949      557,508

Stockholders' equity                               2,874,306    2,723,453
                                                  ----------   ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $4,034,480   $3,798,613
                                                  ==========   ==========
